UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

Dayforce, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Stephen H. Holdridge, President, Chief Operating Officer

On September 4, 2024, the Board of Directors (the “Board”) of Dayforce, Inc. (the “Company” or “Dayforce”) appointed Stephen H. Holdridge, who is currently serving as the Company’s President, Customer and Revenue Operations, as President and Chief Operating Officer of the Company, effective as of September 5, 2024. Mr. Holdridge will serve as the Company’s principal operating officer.

Mr. Holdridge joined the Company in January 2020, serving as Global Head of Services until February 2022; Executive Vice President, Chief Customer Officer from February 2022 until February 2023; and President, Customer and Revenue Operations from February 2023 until September 2024. Prior to joining the Company, Mr. Holdridge held the position of Senior Executive Vice President, Worldwide Services at MicroStrategy, Inc., an analytics and business intelligence company, from November 2017 until July 2019.

Appointment of Christopher R. Armstrong, Executive Vice President, Chief Customer Officer

On September 4, 2024, Christopher R. Armstrong, who has served as Executive Vice President, Chief Operating Officer of the Company since February 23, 2022, was appointed as Executive Vice President, Chief Customer Officer by the Board effective as of September 5, 2024. As Executive Vice President, Chief Customer Officer, Mr. Armstrong will oversee customer experience and satisfaction and will report directly to Mr. Holdridge, President and Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dayforce, Inc.

Date:	September 5, 2024	By:	/s/ William E. McDonald _________________________________________________________________
Name: William E. McDonald
Title: Executive Vice President, Chief Legal and Compliance Officer, and Corporate Secretary